Vanguard California Tax-Exempt Funds

Supplement to the Prospectus and Summary Prospectus Dated March 29, 2010 (revised April 22, 2010)

Important Change to Vanguard California Tax-Exempt Money Market Fund

Prospectus and Summary Prospectus Text Changes

The text under the subheading “Portfolio Manager” on page 4 is replaced with the following:

Pamela Wisehaupt Tynan, Principal of Vanguard. She has managed the Fund since 2010.

Prospectus Text Changes

In the More on the Funds section, under the heading “Investment Advisor,” the following text replaces similar text:

The managers primarily responsible for the day-to-day management of the Funds are:

John M. Carbone, Principal of Vanguard. He has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the California Intermediate-Term and Long-Term Tax-Exempt Funds since 2008. Education: B.S., Babson College; M.B.A., Southern Methodist University.

Pamela Wisehaupt Tynan, Principal of Vanguard. She has been with Vanguard since 1982; has managed investment portfolios since 1988; and has managed the California Tax-Exempt Money Market Fund since 2010. Education: B.S., Temple University; M.B.A., St. Joseph’s University.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 75B 122010